BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 16, 2014 02:31 PM Pacific Time

Incorporation Number: **BC0519941**

Recognition Date: Incorporated on May 14, 1996

NOTICE OF ARTICLES

Name of Company:

MIDWAY GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1000 - 840 HOWE STREET
VANCOUVER BC V6Z 2M1
CANADA

Delivery Address:
1000 - 840 HOWE STREET
VANCOUVER BC V6Z 2M1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1000 - 840 HOWE STREET
VANCOUVER BC V6Z 2M1
CANADA

Delivery Address:
1000 - 840 HOWE STREET
VANCOUVER BC V6Z 2M1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Sawchak, Richard

Mailing Address:	**Delivery Address:**
38529 BROAD OAK PLACE HAMILTON VA 20158 UNITED STATES	38529 BROAD OAK PLACE HAMILTON VA 20158 UNITED STATES

Last Name, First Name, Middle Name:
Zisch, William M.

Mailing Address:	**Delivery Address:**
4987 HOLLYHOCK LANE INDIAN HILLS CO 80454 UNITED STATES	4987 HOLLYHOCK LANE INDIAN HILLS CO 80454 UNITED STATES

Last Name, First Name, Middle Name:
Sheridan, John William

Mailing Address:	**Delivery Address:**
9000 GLENLYON PARKWAY BURNABY BC V5J 5J8 CANADA	9000 GLENLYON PARKWAY BURNABY BC V5J 5J8 CANADA

Last Name, First Name, Middle Name:
Haddon, Timothy John

Mailing Address:	**Delivery Address:**
312 HIGH STREET DENVER CO 80218 UNITED STATES	312 HIGH STREET DENVER CO 80218 UNITED STATES

Last Name, First Name, Middle Name:
Yu, Frank S.

Mailing Address:	**Delivery Address:**
8310 SOUTH VALLEY HIGHWAY SUITE 280 ENGLEWOOD CO 80112 UNITED STATES	8310 SOUTH VALLEY HIGHWAY SUITE 280 ENGLEWOOD CO 80112 UNITED STATES

Last Name, First Name, Middle Name:
Hale Jr., Martin

Mailing Address:	**Delivery Address:**
570 LEXINGTON AVENUE 49TH FLOOR NEW YORK NY 10022 UNITED STATES	570 LEXINGTON AVENUE 49TH FLOOR NEW YORK NY 10022 UNITED STATES

Last Name, First Name, Middle Name:
Anderson, Trey

Mailing Address:
17 STATE STREET, SUITE 3230
NEW YORK NY 10004
UNITED STATES

Delivery Address:
17 STATE STREET, SUITE 3230
NEW YORK NY 10004
UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

May 11, 2012
November 19, 2012

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
1.	37,900,000	Series A Preferred	Special Rights or Restrictions are attached